As filed electronically with the Securities and Exchange Commission on December 30, 2005
File Nos.  33-73832
811-8268

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

Post-Effective Amendment No.  31

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

Amendment No.  36

FIRSTHAND FUNDS

(Exact name of Registrant as Specified in Charter)

125 South Market, Suite 1200, San Jose, California 95113

(Address of Principal Executive Offices)

(408) 294-2200

Registrant’s Telephone Number, including Area Code

Kevin M. Landis
Firsthand Capital Management, Inc.
125 South Market, Suite 1200, San Jose, California 95113
(Name and Address of Agent for Service)

Copies of all communications to:

Kelvin K. Leung, Esq.
Firsthand Capital Management, Inc.
125 South Market, Suite 1200, San Jose, California 95113

Patrick J. Keniston, Esq.
BISYS Fund Services Ohio, Inc.
100 Summer Street, Suite 1500, Boston, Massachusetts 02110

Steven G. Cravath, Esq.
Morrison & Foerster LLP
2000 Pennsylvania Avenue, NW, Washington, DC 20006-1888

It is proposed that this filing will become effective (check appropriate box):

☒ immediately upon filing pursuant to paragraph (b) of Rule 485

☐ on                                pursuant to paragraph (b) of Rule 485

☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐ on                                pursuant to paragraph (a)(1) of Rule 485

☐ 75 days after filing pursuant to paragraph (a)(2) of Rule 485

☐ on                                pursuant to paragraph (a)(2) of Rule 485

EXPLANATORY NOTE

This Post-Effective Amendment No. 31 to the Registration Statement of Firsthand Funds (the “Trust”) on Form N-1A hereby incorporates by reference:

(1)   Statement of Additional Information contained in Part B of the Trust’s Post-Effective Amendment No. 28 filed on February 25, 2005, as supplemented by the 497 filed on June 20, 2005; and as supplemented by the 497 filed on December 30, 2005; and

(2)   Statement of Additional Information contained in Part B of the Trust’s Post-Effective Amendment No. 30 filed on December 21, 2005.

PART A

Prospectus

PROSPECTUS

Firsthand Funds

Firsthand Technology Value Fund®

Firsthand Technology Leaders Fund

Firsthand Technology Innovators Fund

Firsthand e-Commerce Fund

Firsthand Global Technology Fund

Firsthand Health Sciences Fund

December 30, 2005

Firsthand Funds has registered each mutual fund offered in this prospectus with the U.S. Securities and Exchange Commission (the “SEC”). That registration does not imply, however, that the SEC endorses the Funds.

An investment in the Funds is not a deposit of a bank and is not guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Privacy Policy Notice enclosed.

Table of Contents

Privacy Policy Notice	3

The Funds
Investment Objective, Principal Investment Strategies, Principal Investment Risks, and Fund Performance
Firsthand Technology Value Fund	4
Firsthand Technology Leaders Fund	7
Firsthand Technology Innovators Fund	10
Firsthand e-Commerce Fund	14
Firsthand Global Technology Fund	17
Firsthand Health Sciences Fund	20
Fund Fees and Expenses	23
Additional and Principal Investment Strategies and Associated Risks	24
Fund Management	26
Portfolio Holdings	28
Operation of the Funds	28

Your Account
Doing Business With Firsthand	29
How to Purchase Shares	30
Exchanging and Selling Shares	32
Shareholder Services	35
Account Policies	36
Distributions and Taxes	38
Pricing of Fund Shares	39

Financial Highlights
Firsthand Technology Value Fund	41
Firsthand Technology Leaders Fund	42
Firsthand Technology Innovators Fund	43
Firsthand e-Commerce Fund	44
Firsthand Global Technology Fund	45
Firsthand Health Sciences Fund	46

This prospectus contains important information about the investment objective, strategies, and risks of each Fund that you should understand before you invest. Please read this prospectus carefully and keep it with your investment records. Each of the Funds is non-diversified and has as its investment objective long-term growth of capital.

Privacy Policy Notice

Firsthand is committed to protecting the privacy of the shareholders of Firsthand Funds. This notice describes our privacy policy.

To administer and service your account, we collect nonpublic personal information about you from account applications and other related forms. We also keep records of your transactions.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. To process your requests and transactions, the law permits us to disclose nonpublic personal information about you to our service providers (such as Firsthand Funds’ transfer agent and distributor). We prohibit our service providers from using the information that they receive from us for any purpose other than to provide service for your Firsthand Funds’ account.

We designed our privacy policy to protect your personal information. We restrict access to your nonpublic personal information to authorized employees and service providers (as described above). We maintain physical, electronic, and procedural safeguards that comply with federal privacy standards to guard your nonpublic information.

This Privacy Policy Notice Is Not Part of the Prospectus

FIRSTHAND TECHNOLOGY VALUE FUND (TVFQX)

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, we invest at least 80% of the Fund’s assets in high-technology companies. We invest the Fund’s assets primarily in equity securities of high-technology companies that we believe are undervalued and have potential for capital appreciation. Because there are no market capitalization restrictions on the Fund’s investments, the Fund may purchase stocks of small-, mid-, and large-cap companies. The Fund’s investments may include young, relatively small companies that are not yet broadly known, or well-established companies that we believe are currently out of favor in the market.

Our analysis of a potential investment focuses on valuing a company and purchasing securities of that company if we believe its intrinsic value exceeds its current market price. When assessing a company’s intrinsic value, we consider a number of factors that may influence its earnings potential, including: strength of technology, breadth of product line, barriers to entry (including patents and other intellectual property rights), the competitive environment, product development, marketing acumen, and management strength and vision.

The Fund is non-diversified, which means that it invests in fewer companies than a diversified fund. In addition, the Fund has a policy of concentrating its investments in one or more of the industries in a target group of high-technology industries, including medical technology industries. Although some of the Fund’s holdings may produce dividends, interest, or other income, current income is not a consideration when selecting the Fund’s investments.

PRINCIPAL INVESTMENT RISKS

General Risk. Because the return on and value of an investment in the Fund will fluctuate in response to stock market movements, the most significant risk of investing in the Fund is that you may lose money. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions, and other factors beyond our control. We designed the Fund for long-term investors who can accept the risks of investing in a fund with significant common stock holdings in high-technology industries.

Non-Diversification Risk. The Fund is non-diversified. A risk of being non-diversified is that a significant change in the value of one company will have a greater impact on the Fund than it would if the Fund diversified its investments. You should also be aware that because a non-diversified investment strategy may expose you to greater-than-average financial and market risk, an investment in the Fund is not a balanced investment program.

Small-Cap Companies Risk. The Fund may invest a substantial portion of its assets in small-capitalization companies. Although smaller companies may have potential for rapid growth, they are subject to wider price fluctuations due to factors inherent in their size, such as lack of management experience and financial resources and limited trade volume and frequency. To make a large sale of securities of smaller companies that trade in limited volumes, the Fund may need to sell portfolio holdings at a discount or make a series of small sales over an extended period of time.

Foreign Securities Risk.  The Fund may invest in companies that trade on U.S. exchanges as American Depositary Receipts (“ADRs”), on foreign exchanges, or on foreign over-the-counter-markets.  Investments in foreign securities involve greater risks compared to domestic investments for the following reasons: foreign companies may not be subject to the regulatory requirements of U.S. companies, so there may be less publicly available information about foreign issuers than U.S. companies.  Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards.  Dividends and interest on foreign securities may be subject to foreign withholding taxes.  Such taxes may reduce the net return to the Fund’s shareholders.  Foreign securities are often denominated in a currency other than the U.S. Dollar.  Accordingly, the Fund will be subject to the risks associated with fluctuations in currency values, which may decline against the U.S. dollar.  Although the Fund will only invest in foreign securities of issuers that are domiciled in nations considered to have stable and friendly governments, issuers of foreign securities may still be subject to the risk of expropriation, confiscation, taxation, currency blockage, or political or social instability, any of which could negatively affect the Fund.

Please see “Additional and Principal Investment Strategies and Associated Risks” for more information.

From time to time, Firsthand Capital Management, Inc. (the “Investment Adviser”) may close and reopen the Fund to purchases by new and/or existing investors.

FUND PERFORMANCE

The bar chart and performance table shown below provide an indication of the risks of investing in the Fund. The bar chart shows the changes in the performance of the Fund from year to year since the completion of the Fund’s first full calendar year. The performance table shows how the average annual total returns of the Fund compare to those of broad-based market indices. The Fund’s past performance (before and after taxes) is no guarantee of how it will perform in the future.

During the periods shown in the bar chart, the highest return for a quarter was 60.64% during the quarter ended December 31, 1998, and the lowest return for a quarter was -41.81% during the quarter ended March 31, 2001.

The after-tax returns shown in the following table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local, or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to tax-exempt investors or those who hold their shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts (“IRAs”). The Fund’s returns after taxes on distributions and sale of Fund shares set forth in the table below assume the shareholder realized income that can be offset by capital losses.

Average Annual Total Returns for the Periods Ended December 31, 2004

	1 Year	5 Years	10 Years
Firsthand Technology Value Fund
Return before taxes	-6.62%	-18.47%	13.56%
Return after taxes on distributions	-6.62%	-18.88%	12.26%
Return after taxes on distributions and sale of Fund shares	-4.30%	-14.43%	11.67%
Dow Jones Industrial Average (1)	5.31%	0.68%	13.09%
Standard & Poor’s 500 Index (2)	10.88%	-2.30%	12.05%
Nasdaq Composite Index (3)	9.15%	-11.42%	11.65%

(1)           The Dow Jones Industrial Average is a measurement of general market price movement for 30 widely held stocks listed primarily on the New York Stock Exchange. The index reflects no deduction for fees, expenses, or taxes.

(2)           The Standard & Poor’s 500 Index is a widely recognized, unmanaged index of common stock prices. The index reflects no deduction for fees, expenses, or taxes.

(3)           The Nasdaq Composite Index is an unmanaged index representative of a broad basket of stocks. The index reflects no deduction for fees, expenses, or taxes.

FIRSTHAND TECHNOLOGY LEADERS FUND (TLFQX)

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, we invest at least 80% of the Fund’s assets in high-technology companies. We invest the Fund’s assets primarily in equity securities of high-technology companies that we believe hold dominant competitive positions in high-growth industries. Because there are no market capitalization restrictions on the Fund’s investments, the Fund may purchase stocks of small-, mid-, and large-cap companies. Due to the Fund’s focus on dominant companies, its investments tend to include well-established companies with market capitalizations in the mid- or large-cap categories.

Our analysis of a potential investment focuses on evaluating a company’s competitive position. We purchase securities of the company only if our analysis shows that the company’s competitive position is exceptionally strong and the industry in which the company participates demonstrates potential for strong growth. When assessing a company’s competitive position, we consider a number of factors, including: strength of technology, breadth of product line, barriers to entry (including patents and other intellectual property rights), market share, the competitive environment, product development, marketing acumen, and management strength and vision. When analyzing the growth potential of an industry, we consider factors such as macroeconomic trends, the pace of innovation, and projected customer demand.

The Fund is non-diversified, which means that it invests in fewer companies than a diversified fund. In addition, the Fund has a policy of concentrating its investments in one or more of the industries in a target group of high-technology industries. Although some of the Fund’s holdings may produce dividends, interest, or other income, current income is not a consideration when selecting the Fund’s investments.

PRINCIPAL INVESTMENT RISKS

General Risk. Because the return on and value of an investment in the Fund will fluctuate in response to stock market movements, the most significant risk of investing in the Fund is that you may lose money. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions, and other factors beyond our control. We designed the Fund for long-term investors who can accept the risks of investing in a fund with significant common stock holdings in high-technology industries.

Non-Diversification Risk. The Fund is non-diversified. A risk of being non-diversified is that a significant change in the value of one company will have a greater impact on the Fund than it would if the Fund diversified its investments. You should also be aware that because a non-diversified investment strategy may expose you to greater-than-average financial and market risk, an investment in the Fund is not a balanced investment program.

Foreign Securities Risk.  The Fund may invest in companies that trade on U.S. exchanges as American Depositary Receipts (“ADRs”), on foreign exchanges, or on foreign over-the-counter-markets.  Investments in foreign securities involve greater risks compared to domestic investments for the following reasons: foreign companies may not be subject to the regulatory requirements of U.S. companies, so there may be less publicly available information about foreign issuers than U.S. companies.  Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards.  Dividends and interest on foreign securities may be subject to foreign withholding taxes.  Such taxes may reduce the net return to the Fund’s shareholders.  Foreign securities are often denominated in a currency other than the U.S. Dollar.  Accordingly, the Fund will be subject to the risks associated with fluctuations in currency values, which may decline against the U.S. dollar.  Although the Fund will only invest in foreign securities of issuers that are domiciled in nations considered to have stable and friendly governments, issuers of foreign securities may still be subject to the risk of expropriation, confiscation, taxation, currency blockage, or political or social instability, any of which could negatively affect the Fund.

Please see “Additional and Principal Investment Strategies and Associated Risks” for more information.

From time to time, the Investment Adviser may close and reopen the Fund to purchases by new and/or existing investors.

FUND PERFORMANCE

The bar chart and performance table shown below provide an indication of the risks of investing in the Fund. The bar chart shows the changes in the performance of the Fund from year to year since the completion of the Fund’s first full calendar year. The performance table shows how the average annual total returns of the Fund compare to those of broad-based market indices. The Fund’s past performance (before and after taxes) is no guarantee of how it will perform in the future.

During the periods shown in the bar chart, the highest return for a quarter was 58.90% during the quarter ended December 31, 1998, and the lowest return for a quarter was -41.37% during the quarter ended September 30, 2001.

The after-tax returns shown in the following table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local, or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to tax-exempt investors or those who hold their shares through tax-deferred arrangements, such as 401(k) plans or IRAs. The Fund’s returns after taxes on distributions and sale of Fund shares set forth in the table below assume the shareholder realized income that can be offset by capital losses. This explains why certain returns after taxes on distributions and sale of Fund shares are higher than the corresponding returns before taxes.

Average Annual Total Returns for the Periods Ended December 31, 2004

	1 Year	5 Years	Life of Fund*
Firsthand Technology Leaders Fund
Return before taxes	-2.79%	-17.81%	7.80%
Return after taxes on distributions	-2.79%	-17.81%	7.71%
Return after taxes on distributions and sale of Fund shares	-1.81%	-14.06%	6.80%
Dow Jones Industrial Average (1)	5.31%	0.68%	6.20%
Standard & Poor’s 500 Index (2)	10.88%	-2.30%	4.66%
Nasdaq Composite Index (3)	9.15%	-11.42%	4.63%

*          Performance since inception (commencement of operations) on December 10, 1997.

(1)       The Dow Jones Industrial Average is a measurement of general market price movement for 30 widely held stocks listed primarily on the New York Stock Exchange. The index reflects no deduction for fees, expenses, or taxes.

(2)       The Standard & Poor’s 500 Index is a widely recognized, unmanaged index of common stock prices. The index reflects no deduction for fees, expenses, or taxes.

(3)       The Nasdaq Composite Index is an unmanaged index representative of a broad basket of stocks. The index reflects no deduction for fees, expenses, or taxes.

FIRSTHAND TECHNOLOGY INNOVATORS FUND (TIFQX)

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, we invest at least 80% of the Fund’s assets in high-technology companies. We invest the Fund’s assets primarily in equity securities of high-technology companies that we consider to be best positioned to introduce “breakthrough” products in the fastest-growing markets in the technology sector. Because there are no market capitalization restrictions on the Fund’s investments, the Fund may purchase stocks of small-, mid-,  and large-cap companies. This Fund’s investments, however, tend to focus on newer, smaller companies with market capitalizations in the small- or mid-cap categories.

When assessing a company’s intrinsic value, we consider a number of factors that may influence its earnings potential, including: strength of technology, breadth of product line, barriers to entry (including patents and other intellectual property rights), the competitive environment, product development, marketing acumen, and management strength and vision.

The Fund is non-diversified, which means that it invests in fewer companies than a diversified fund. In addition, the Fund has a policy of concentrating its investments in one or more of the industries in a target group of high-technology industries. Although some of the Fund’s holdings may produce dividends, interest, or other income, current income is not a consideration when selecting the Fund’s investments.

PRINCIPAL INVESTMENT RISKS

General Risk. Because the return on and value of an investment in the Fund will fluctuate in response to stock market movements, the most significant risk of investing in the Fund is that you may lose money.  Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions, and other factors beyond our control.  We designed the Fund for long-term investors who can accept the risks of investing in a fund with significant commons tock holdings in high-technology industries.

Non-Diversification Risk. The Fund is non-diversified.  A risk of being non-diversified is that a significant change in the value of one company will have a greater impact on the Fund than it would if the Fund diversified its investments.  You should also be aware that because a non-diversified investment strategy may expose you to greater-than-average financial and market risk, an investment in the Fund is not a balanced investment program.

Small-Cap Companies Risk. The Fund may invest a substantial portion of its assets in small-capitalization companies.  Although smaller companies may have potential for rapid growth, they are subject to wider price fluctuations due to factors inherent in their size, such as lack of management experience and financial resources and limited trade volume and frequency.  To make a large sale of securities of smaller companies that trade in limited volumes, the Fund may need to sell portfolio holdings at a discount or make a series of smaller sales over an extended period of time.

Foreign Securities Risk.  The Fund may invest in companies that trade on U.S. exchanges as American Depositary Receipts (“ADRs”), on foreign exchanges, or on foreign over-the-counter-markets.  Investments in foreign securities involve greater risks compared to domestic investments for the following reasons: foreign companies may not be subject to the regulatory requirements of U.S. companies, so there may be less publicly available information about foreign issuers than U.S. companies.  Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards.  Dividends and interest on foreign securities may be subject to foreign withholding taxes.  Such taxes may reduce the net return to the Fund’s shareholders.  Foreign securities are often denominated in a currency other than the U.S. Dollar.  Accordingly, the Fund will be subject to the risks associated with fluctuations in currency values, which may decline against the U.S. dollar.  Although the Fund will only invest in foreign securities of issuers that are domiciled in nations considered to have stable and friendly governments, issuers of foreign securities may still be subject to the risk of expropriation, confiscation, taxation, currency blockage, or political or social instability, any of which could negatively affect the Fund.

Illiquid Securities Risk. More than 25% of the Fund’s portfolio is currently composed of illiquid securities, consisting primarily of equity interest in privately placed technology companies. All of those investments were made when they represented less than 15% of the Fund’s net assets, but changes in their valuation and the Fund’s size have caused the level to increase.  A high level of investments in illiquid privately placed securities increases certain risks for shareholders in the Fund, including the risk that the Portfolio Manager may not be able to manage the Fund according to its strategy because of the need to sell liquid portfolio securities in order to meet any redemption requests, further increasing the portion of illiquid securities. If the Fund were compelled to sell, before it otherwise would, illiquid privately placed securities (which usually have resale restrictions attached) in order to meet redemption requests, the Fund may not be able to quickly sell those securities without a substantial discount.  In the event of a redemption in-kind used to satisfy redemption requests for the Fund’s shares, shareholders who receive illiquid securities in-kind will bear the market risk between the time they receive the distributed securities and the time they ultimately are able to dispose of the securities.  You may also incur brokerage commissions and other costs when selling the securities.  If you were to receive illiquid securities in-kind, you may not be able to sell those securities because they may be subject to resale restrictions or you may be able to sell those securities only at a substantial discount.  Although the Portfolio Manager will work to reduce this level of illiquid securities in the Fund, no assurances can be given as to when the level will decrease or what measures may be employed by the Portfolio Manager including the sale of some or all of those illiquid securities at a discount.  This level of illiquid securities also means that the Fund is more appropriate for only long-term investors.

Please see “Additional and Principal Investment Strategies and Associated Risks” for more information.

From time to time, the Investment Adviser may close and reopen the Fund to purchases by new and/or existing investors.

FUND PERFORMANCE

The bar chart and performance table shown below provide an indication of the risks of investing in the Fund. The bar chart shows the changes in the performance of the Fund from year to year since the completion of the Fund’s first full calendar year. The performance table shows how the average annual total returns of the Fund compare to those of broad-based market indices. The Fund’s past performance (before and after taxes) is no guarantee of how it will perform in the future.

During the periods shown in the bar chart, the highest return for a quarter was 55.75% during the quarter ended December 31, 2001, and the lowest return for a quarter was -44.95% during the quarter ended December 31, 2000.

The after-tax returns shown in the following table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local, or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to tax-exempt investors or those who hold their shares through tax-deferred arrangements, such as 401(k) plans or IRAs. The Fund’s returns after taxes on distributions and sale of Fund shares set forth in the table below assume the shareholder realized income that can be offset by capital losses. This explains why certain returns after taxes on distributions and sale of Fund shares are higher than the corresponding returns before taxes.

Average Annual Total Returns for the Periods Ended December 31, 2004

	1 Year	5 Years	Life of Fund*
Firsthand Technology Innovators Fund
Return before taxes	-12.80%	-23.01%	4.67%
Return after taxes on distributions	-12.80%	-24.16%	3.41%
Return after taxes on distributions and sale of Fund shares	-8.32%	-17.52%	4.14%
Dow Jones Industrial Average (1)	5.31%	0.68%	4.63%
Standard & Poor’s 500 Index (2)	10.88%	-2.30%	2.85%
Nasdaq Composite Index (3)	9.15%	-11.42%	2.88%

*          Performance since inception (commencement of operations) on May 20, 1998.

(1)       The Dow Jones Industrial Average is a measurement of general market price movement for 30 widely held stocks listed primarily on the New York Stock Exchange. The index reflects no deduction for fees, expenses, or taxes.

(2)       The Standard & Poor’s 500 Index is a widely recognized, unmanaged index of common stock prices. The index reflects no deduction for fees, expenses, or taxes.

(3)       The Nasdaq Composite Index is an unmanaged index representative of a broad basket of stocks. The index reflects no deduction for fees, expenses, or taxes.

FIRSTHAND E-COMMERCE FUND (TEFQX)

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, we invest at least 80% of the Fund’s assets in equity securities of companies that provide products, services, and technologies that facilitate the growth of electronic commerce. Because there are no market capitalization restrictions on the Fund’s investments, the Fund may purchase stocks of small-, mid-, and large-cap companies.

When assessing a company’s intrinsic value, we consider a number of factors that may influence its earnings potential, including: strength of technology, breadth of product line, barriers to entry (including patents and other intellectual property rights), the competitive environment, product development, marketing acumen, and management strength and vision.

The Fund has a policy of concentrating its investments in one or more of the industries in a target group of high-technology industries. Within the target group of high-technology industries, we intend to focus on companies that provide products and services that support the growth of electronic commerce.

The Fund is non-diversified, which means that it invests in fewer companies than a diversified fund. Although some of the Fund’s holdings may produce dividends, interest, or other income, current income is not a consideration when selecting the Fund’s investments.

PRINCIPAL INVESTMENT RISKS

General Risk. Because the return on and value of an investment in the Fund will fluctuate in response to stock market movements, the most significant risk of investing in the Fund is that you may lose money. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions, and other factors beyond our control. We designed the Fund for long-term investors who can accept the risks of investing in a fund with significant common stock holdings in high-technology industries.

Non-Diversification Risk. The Fund is non-diversified. A risk of being non-diversified is that a significant change in the value of one company will have a greater impact on the Fund than it would if the Fund diversified its investments. You should also be aware that because a non-diversified investment strategy may expose you to greater-than-average financial and market risk, an investment in the Fund is not a balanced investment program.

Small-Cap Companies Risk. The Fund may invest a substantial portion of its assets in small-capitalization companies. Although smaller companies may have potential for rapid growth, they are subject to wider price fluctuations due to factors inherent in their size, such as lack of management experience and financial resources and limited trade volume and frequency. To make a large sale of securities of smaller companies that trade in limited volumes, the Fund may need to sell portfolio holdings at a discount or make a series of small sales over an extended period of time.

Foreign Securities Risk.  The Fund may invest in companies that trade on U.S. exchanges as American Depositary Receipts (“ADRs”), on foreign exchanges, or on foreign over-the-counter-markets.  Investments in foreign securities involve greater risks compared to domestic investments for the following reasons: foreign companies may not be subject to the regulatory requirements of U.S. companies, so there may be less publicly available information about foreign issuers than U.S. companies.  Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards.  Dividends and interest on foreign securities may be subject to foreign withholding taxes.  Such taxes may reduce the net return to the Fund’s shareholders.  Foreign securities are often denominated in a currency other than the U.S. Dollar.  Accordingly, the Fund will be subject to the risks associated with fluctuations in currency values, which may decline against the U.S. dollar.  Although the Fund will only invest in foreign securities of issuers that are domiciled in nations considered to have stable and friendly governments, issuers of foreign securities may still be subject to the risk of expropriation, confiscation, taxation, currency blockage, or political or social instability, any of which could negatively affect the Fund.

Please see “Additional and Principal Investment Strategies and Associated Risks” for more information.

From time to time, the Investment Adviser may close and reopen the Fund to purchases by new and/or existing investors.

FUND PERFORMANCE

The bar chart and performance table shown below provide an indication of the risks of investing in the Fund. The bar chart shows the changes in the performance of the Fund from year to year since the completion of the Fund’s first full calendar year. The performance table shows how the average annual total returns of the Fund compare to those of broad-based market indices. The Fund’s past performance (before and after taxes) is no guarantee of how it will perform in the future.

During the periods shown in the bar chart, the highest return for a quarter was 65.67% during the quarter ended December 31, 2001, and the lowest return for a quarter was -54.45% during the quarter ended March 31, 2001.

The after-tax returns shown in the following table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local, or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to tax-exempt investors or those who hold their shares through tax-deferred arrangements, such as 401(k) plans or IRAs. The Fund’s returns after taxes on distributions and sale of Fund shares set forth in the table below assume the shareholder realized income that can be offset by capital losses. This explains why certain returns after taxes on distributions and sale of Fund shares are higher than the corresponding returns before taxes.

Average Annual Total Returns for the Periods Ended December 31, 2004

	1 Year	5 Years	Life of Fund*
Firsthand e-Commerce Fund
Return before taxes	5.56%	-26.20%	-19.25%
Return after taxes on distributions	5.56%	-26.23%	-19.27%
Return after taxes on distributions and sale of Fund shares	3.61%	-19.59%	-14.97%
Dow Jones Industrial Average (1)	5.31%	0.68%	2.77%
Standard & Poor’s 500 Index (2)	10.88%	-2.30%	0.43%
Nasdaq Composite Index (3)	9.15%	-11.42%	-3.99%

*          Performance since inception (commencement of operations) on September 30, 1999.

(1)       The Dow Jones Industrial Average is a measurement of general market price movement for 30 widely held stocks listed primarily on the New York Stock Exchange. The index reflects no deduction for fees, expenses, or taxes.

(2)       The Standard & Poor’s 500 Index is a widely recognized, unmanaged index of common stock prices. The index reflects no deduction for fees, expenses, or taxes.

(3)       The Nasdaq Composite Index is an unmanaged index representative of a broad basket of stocks. The index reflects no deduction for fees, expenses, or taxes.

FIRSTHAND GLOBAL TECHNOLOGY FUND (GTFQX)

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, we invest at least 80% of the Fund’s assets in high-technology companies. We invest the Fund’s assets in equity securities of high-technology companies, both domestic and foreign, that we consider to be best positioned to benefit significantly from the adoption of new technologies worldwide. Because there are no market capitalization restrictions on the Fund’s investments, the Fund may purchase stocks of small-, mid-, and large-cap companies. The Fund’s primary focus is on companies with the opportunity for the global application of their products or services.

When assessing a company’s intrinsic value, we consider a number of factors that may influence its earnings potential, including: strength of technology, breadth of product line, barriers to entry (including patents and other intellectual property rights), the competitive environment, product development, marketing acumen, and management strength and vision.

The Fund is non-diversified, which means that it invests in fewer companies than a diversified fund. In addition, the Fund has a policy of concentrating its investments in one or more of the industries in a target group of high-technology industries. Although some of the Fund’s holdings may produce dividends, interest, or other income, current income is not a consideration when selecting the Fund’s investments. The Fund tends to own a greater percentage of foreign securities than the other Firsthand Funds.

PRINCIPAL INVESTMENT RISKS

General Risk. Because the return on and value of an investment in the Fund will fluctuate in response to stock market movements, the most significant risk of investing in the Fund is that you may lose money. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions, and other factors beyond our control. We designed the Fund for long-term investors who can accept the risks of investing in a fund with significant common stock holdings in high-technology industries.

Non-Diversification Risk. The Fund is non-diversified. A risk of being non-diversified is that a significant change in the value of one company will have a greater impact on the Fund than it would if the Fund diversified its investments. You should also be aware that because a non-diversified investment strategy may expose you to greater-than-average financial and market risk, an investment in the Fund is not a balanced investment program.

Small-Cap Companies Risk. The Fund may invest a substantial portion of its assets in small-capitalization companies. Although smaller companies may have potential for rapid growth, they are subject to wider price fluctuations due to factors inherent in their size, such as lack of management experience and financial resources and limited trade volume and frequency. To make a large sale of securities of smaller companies that trade in limited volumes, the Fund may need to sell portfolio holdings at a discount or make a series of small sales over an extended period of time.

Foreign Securities Risk.  The Fund may invest in companies that trade on U.S. exchanges as American Depositary Receipts (“ADRs”), on foreign exchanges, or on foreign over-the-counter-markets.  Investments in foreign securities involve greater risks compared to domestic investments for the following reasons: foreign companies may not be subject to the regulatory requirements of U.S. companies, so there may be less publicly available information about foreign issuers than U.S. companies.  Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards.  Dividends and interest on foreign securities may be subject to foreign withholding taxes.  Such taxes may reduce the net return to the Fund’s shareholders.  Foreign securities are often denominated in a currency other than the U.S. Dollar.  Accordingly, the Fund will be subject to the risks associated with fluctuations in currency values, which may decline against the U.S. dollar.  Although the Fund will only invest in foreign securities of issuers that are domiciled in nations considered to have stable and friendly governments, issuers of foreign securities may still be subject to the risk of expropriation, confiscation, taxation, currency blockage, or political or social instability, any of which could negatively affect the Fund.

Please see “Additional and Principal Investment Strategies and Associated Risks” for more information.

From time to time, the Investment Adviser may close and reopen the Fund to purchases by new and/or existing investors.

FUND PERFORMANCE

The bar chart and performance table shown below provide an indication of the risks of investing in the Fund. The bar chart shows the changes in the performance of the Fund from year to year since the completion of the Fund’s first full calendar year. The performance table shows how the average annual total returns of the Fund compare to those of broad-based market indices. The Fund’s past performance (before and after taxes) is no guarantee of how it will perform in the future.

During the periods shown in the bar chart, the highest return for a quarter was 51.71% during the quarter ended June 30, 2003, and the lowest return for a quarter was -36.96% during the quarter ended September 30, 2002.

The after-tax returns shown in the following table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local, or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to tax-exempt investors or those who hold their shares through tax-deferred arrangements, such as 401(k) plans or IRAs. The Fund’s returns after taxes on distributions and sale of Fund shares set forth in the table below assume the shareholder realized income that can be offset by capital losses. This explains why certain returns after taxes on distributions and sale of Fund shares are higher than the corresponding returns before taxes.

Average Annual Total Returns for the Periods Ended December 31, 2004

	1 Year	Life of Fund*
Firsthand Global Technology Fund
Return before taxes	-7.16%	-18.00%
Return after taxes on distributions	-7.16%	-18.03%
Return after taxes on distributions and sale of Fund shares	-4.65%	-14.44%
Dow Jones Industrial Average (1)	5.31%	2.35%
Standard & Poor’s 500 Index (2)	10.88%	-2.37%
Nasdaq Composite Index (3)	9.15%	-11.21%

*          Performance since inception (commencement of operations) on September 29, 2000.

(1)       The Dow Jones Industrial Average is a measurement of general market price movement for 30 widely held stocks listed primarily on the New York Stock Exchange. The index reflects no deduction for fees, expenses, or taxes.

(2)       The Standard & Poor’s 500 Index is a widely recognized, unmanaged index of common stock prices. The index reflects no deduction for fees, expenses, or taxes.

(3)       The Nasdaq Composite Index is an unmanaged index representative of a broad basket of stocks. The index reflects no deduction for fees, expenses, or taxes.

FIRSTHAND HEALTH SCIENCES FUND (HSFQX)

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, we invest at least 80% of the Fund’s assets in companies principally engaged in the research, development, production or distribution of products and services in the biotechnology, pharmaceutical, health care and medical industries (collectively “health sciences”). The Fund considers a company to be principally engaged in health sciences if it derives at least 50% of its annual revenues from the provision of such products and services or has at least 50% of its assets in such products or services. These companies may be U.S. or foreign companies and include, among others, pharmaceutical companies, biotechnology companies, medical device and supply companies, managed care companies, and health care service providers. The Fund invests its assets primarily in equity securities of companies in the health sciences sector that we believe have strong potential for capital appreciation. Because there are no market capitalization restrictions on the Fund’s investments, the Fund may purchase stocks of small-, mid-, and large-cap companies.

Utilizing a due diligence process covering a number of key factors, the Fund’s Investment Adviser, Firsthand Capital Management, Inc. (the “Investment Adviser”) selects sub-advisors to manage the Fund’s assets. These key factors include, but are not limited to, the sub-advisor’s reputation, investment expertise, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisors retained for other allocated portions of the Fund. The Investment Adviser normally allocates the Fund’s assets to two sub-advisors. The Investment Adviser monitors the sub-advisors and may dismiss, replace or add sub-advisors subject to the approval of the Firsthand Funds board of trustees.

The sub-advisors select securities through fundamental analysis of target companies, reviewing factors such as: strength of technology, breadth of product line, barriers to entry (including patents and other intellectual property rights), balance sheet strength, the competitive environment, product development, marketing acumen, and management strength and vision.

The Fund is non-diversified, which means that it may invest in fewer companies than a diversified fund. In addition, the Fund has a policy of concentrating its investments in the health sciences sector. Although some of the Fund’s holdings may produce dividends, interest, or other income, current income is not a consideration when selecting the Fund’s investments.

PRINCIPAL INVESTMENT RISKS

General Risk. Because the return on and value of an investment in the Fund will fluctuate in response to stock market movements, the most significant risk of investing in the Fund is that you may lose money. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions, and other factors beyond our control. We designed the Fund for long-term investors who can accept the risks of investing in a fund with significant common stock holdings in the health sciences sector.

Regulatory Risk. In addition, the value of the Fund’s shares is particularly vulnerable to factors affecting the health sciences sector which is strongly affected by worldwide scientific or technological developments. Products may rapidly become obsolete and are also often dependent on the developer’s ability to receive patents from regulatory agencies and then to enforce them in the market. A health care company’s valuation can often be based largely on the potential or actual performance of a limited number of products. A health care company’s valuation can be greatly affected if one of its products proves unsafe, ineffective or unprofitable. Many health care companies are also subject to significant government regulation and may be affected by changes in governmental policies. As a result, investments in the health sciences sector include the risk that the economic prospects, and the share prices, of companies can fluctuate dramatically due to changes in the regulatory or competitive environments.

Non-diversification Risk. The Fund is non-diversified. A risk of being non-diversified is that a significant change in the value of one company will have a greater impact on the Fund than it would if the Fund diversified its investments. You should also be aware that because a non-diversified investment strategy may expose you to greater-than-average financial and market risk, an investment in the Fund is not a balanced investment program.

Small-Cap Companies Risk. The Fund may invest a substantial portion of its assets in small-capitalization companies. Although smaller companies may have potential for rapid growth, they are subject to wider price fluctuations due to factors inherent in their size, such as lack of management experience and financial resources and limited trade volume and frequency. To make a large sale of securities of smaller companies that trade in limited volumes, the Fund may need to sell portfolio holdings at a discount or make a series of small sales over an extended period of time.

Foreign Securities Risk.  The Fund may invest in companies that trade on U.S. exchanges as American Depositary Receipts (“ADRs”), on foreign exchanges, or on foreign over-the-counter-markets.  Investments in foreign securities involve greater risks compared to domestic investments for the following reasons: foreign companies may not be subject to the regulatory requirements of U.S. companies, so there may be less publicly available information about foreign issuers than U.S. companies.  Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards.  Dividends and interest on foreign securities may be subject to foreign withholding taxes.  Such taxes may reduce the net return to the Fund’s shareholders.  Foreign securities are often denominated in a currency other than the U.S. Dollar.  Accordingly, the Fund will be subject to the risks associated with fluctuations in currency values, which may decline against the U.S. dollar.  Although the Fund will only invest in foreign securities of issuers that are domiciled in nations considered to have stable and friendly governments, issuers of foreign securities may still be subject to the risk of expropriation, confiscation, taxation, currency blockage, or political or social instability, any of which could negatively affect the Fund.

New Fund Risk.  The Fund is a new fund and has no operating history.  Therefore, it is possible that the Fund may not be able to achieve its investment objective.

Please see “Additional and Principal Investment Strategies and Associated Risks” for more information.

From time to time, the Investment Adviser may close and reopen the Fund to purchases by new and/or existing investors.

FUND PERFORMANCE

The Fund is new and therefore does not have a full calendar year of operations to report.

FUND FEES AND EXPENSES

The following tables show the fees and expenses you may pay if you buy and hold shares of each Fund.

Shareholder Fees (fees paid directly from your investment)

Sales Load
	Sales Load	Imposed
	Imposed	on	Deferred
	on	Reinvested	Sales	Exchange	Redemption
Fund	Purchases	Distributions	Load	Fee	Fee
Firsthand Technology Value Fund	None	None	None	None	None
Firsthand Technology Leaders Fund	None	None	None	None	None
Firsthand Technology Innovators Fund	None	None	None	None	None
Firsthand e-Commerce Fund	None	None	None	None	None
Firsthand Global Technology Fund	None	None	None	None	None
Firsthand Health Sciences Fund	None	None	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

				Total
				Annual
				Fund
	Management	Distribution	Other	Operating
Fund	Fee	(12b-1 Fee)	Expenses	Expenses**
Firsthand Technology Value Fund	1.50%	None	0.40%	1.90%
Firsthand Technology Leaders Fund	1.50%	None	0.45%	1.95%
Firsthand Technology Innovators Fund	1.50%	None	0.45%	1.95%
Firsthand e-Commerce Fund	1.50%	None	0.45%	1.95%
Firsthand Global Technology Fund	1.50%	None	0.45%	1.95%
Firsthand Health Sciences Fund	1.50%	None	0.45%*	1.95%

*                             “Other expenses” are based on estimated amounts for the current fiscal year.

**                      Under the Investment Advisory Agreement, the Investment Adviser has agreed to reduce its fees and/or make expense reimbursements so that each Fund’s total annual operating expenses are limited to 1.95% of the Fund’s average daily net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion, and 1.80% of such assets in excess of $1 billion.

EXAMPLE

This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs might be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years
Firsthand Technology Value Fund	$193	$596	$1,025	$2,214
Firsthand Technology Leaders Fund	$198	$612	$1,050	$2,266
Firsthand Technology Innovators Fund	$198	$612	$1,050	$2,266
Firsthand e-Commerce Fund	$198	$612	$1,050	$2,266
Firsthand Global Technology Fund	$198	$612	$1,050	$2,266
Firsthand Health Sciences Fund	$198	$612	$1,050	$2,266

ADDITIONAL AND PRINCIPAL INVESTMENT STRATEGIES AND ASSOCIATED RISKS

EQUITY SECURITIES

Each Fund may invest in equity securities, which include common stock, convertible long-term corporate debt obligations, preferred stock, convertible preferred stock, and warrants. The securities we select for a Fund’s investment are typically traded on a national securities exchange, the Nasdaq system, or over-the-counter. In a Fund’s investment portfolio, we may include securities of both large, well-known companies as well as smaller, lesser-known companies.

Investments in equity securities are subject to inherent market risks and fluctuation in value due to earnings, economic conditions, and other factors beyond our control. Securities in a Fund’s portfolio may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time.

Some securities are not traded actively and may be difficult to sell. Although profits in some of a Fund’s holdings may be realized quickly, it is not expected that most of a Fund’s investments will appreciate rapidly.

ILLIQUID SECURITIES

A Fund will not invest in an illiquid security if, immediately after and as a result of the investment in such security, more than 15% of the Fund’s net assets would be invested in illiquid securities. Generally, a security is considered illiquid if it cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. Any increase in the percentage of a Fund’s net assets in illiquid securities due to changes in portfolio securities values, a decrease in net assets, or other circumstances will not be considered when determining whether the Fund is in compliance with the foregoing limitation on investments in illiquid securities.

PORTFOLIO TURNOVER RISK

The investment management team will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses that must be borne by a Fund and its shareholders. It may also result in higher short-term capital gain to a Fund that is taxable to shareholders as ordinary income when distributed. See “Financial Highlights” for each Fund’s historical portfolio turnover rates.

IPOs

Each Fund may purchase shares in initial public offerings (“IPOs”), which can be risky. Because the price of IPO shares may be volatile, a Fund may hold IPO shares for a very short time. This may increase the turnover rate of a Fund’s portfolio and may lead to increased expenses to a Fund, such as commissions and transaction costs. When it sells IPO shares, a Fund may realize a capital gain that must be distributed to shareholders.

CHANGING INVESTMENT OBJECTIVE

The investment objective of each Fund can be changed without shareholder approval, subject to Board approval and the provision of 60 days’ advance written notice to shareholders.

TEMPORARY DEFENSIVE MEASURES

For defensive purposes, each Fund may temporarily hold all or a portion of its assets in cash or money market instruments. This may help a Fund minimize or avoid losses during adverse market, economic, or political conditions. While in a temporary defensive mode, a Fund may not be able to achieve its investment objective.

CONCENTRATION POLICY

Each Fund is non-diversified and concentrates its investments in a single industry or group of industries. When a Fund concentrates its investments in an industry or a group of industries, adverse market conditions within those industries may have a more significant impact on a Fund than they would on a fund that does not concentrate its investments. However, we currently believe that investments by the Funds in a target group of high-technology and health care industries may offer greater opportunities for growth of capital than investments in other industries. You should also be aware that because a non-diversified investment strategy may expose you to greater-than-average financial and market risk, an investment in a Fund is not a balanced investment program.

WHY WE BUY

Our analysis of a potential investment for a Fund focuses on valuing a company and purchasing securities of a company when we believe that its intrinsic value is greater than its market price. We define intrinsic value as the value of the basic businesses of a company, including its products, technologies, customer relationships, and other sustainable competitive advantages.

To us, intrinsic value is a reflection of the value of a company’s assets and its earning power. Balance sheet strength, the ability to generate earnings, and a strong competitive position are also major factors that we look at when appraising a potential investmentinvement.

WHY WE SELL

A Fund may sell securities of a company if we determine that:

•                              The current market price exceeds the value of the company, or

•                              Alternative investments present better potential for capital appreciation.

We also may sell a security owned by a Fund when there is a negative development in a company’s competitive, regulatory, or economic environment; deterioration of a company’s growth prospects or financial situation; or for other reasons.

FUND MANAGEMENT

For Firsthand Technology Value Fund, Firsthand Technology Leaders Fund, Firsthand Technology Innovators Fund, Firsthand e-Commerce, and Firsthand Global Technology Fund shareholders:

Firsthand Funds (the “Trust”) retains Firsthand Capital Management, Inc., 125 South Market, Suite 1200, San Jose, California 95113, to manage the investments of each Fund. Kevin M. Landis, who also serves as a Trustee of the Trust, controls the Investment Adviser. Mr. Landis is the Chief Investment Officer of the Investment Adviser, a position he has held since 1994. He has been a portfolio manager of Firsthand Technology Value Fund, Firsthand Technology Leaders Fund, and Firsthand Technology Innovators Fund since each Fund began its operation. The portfolios of Firsthand e-Commerce Fund and Firsthand Global Technology Fund are team-managed by members of the Investment Adviser’s research team.

For Firsthand Health Sciences Fund Shareholders:

THE MANAGER

Firsthand Funds retains Firsthand Capital Management, Inc., 125 South Market Street, Suite 1200, San Jose, CA 95113, to manage the investments of the Fund. Firsthand Capital Management, Inc. (the “Investment Adviser”) is an investment adviser registered under the Investment Advisers Act of 1940. Kevin M. Landis, who also serves as a Trustee of the Trust, controls the Investment Adviser. Mr. Landis is the Chief Investment Officer of the Investment Adviser, a position he has held since 1994.

As manager, the Investment Adviser has a variety of responsibilities for the general management and administration of the Trust and the Fund, including the selection of sub-advisors. The Investment Adviser plays an active role in monitoring the Fund and sub-advisors and uses various systems to strengthen its evaluation of performance, style, risk levels, diversification and other criteria. The Investment Adviser also monitors each sub-advisor’s portfolio management team to ensure that investment activities remain consistent with the Funds’ investment style and objectives.

Beyond performance analysis, the Investment Adviser monitors significant changes that may impact the sub-advisor’s overall business. The Investment Adviser monitors continuity in the subadviser’s operations and changes in investment personnel and senior management. The Investment Adviser also performs annual due diligence reviews with each sub-advisor.

In its capacity as manager, the Investment Adviser obtains detailed, comprehensive information concerning Fund and sub-advisor performance and Fund operations that is used to supervise and monitor the sub-advisors and the Fund operations. A team is responsible for conducting ongoing investment reviews with each sub-advisor and for developing the criteria by which Fund performance is measured.

The Investment Adviser selects sub-advisors from a pool of candidates to manage the Fund. The Investment Adviser may add to, dismiss or substitute for the sub-advisors responsible for managing the Fund’s assets subject to the approval of the Trust’s board of Trustees. The Investment Adviser also has discretion to allocate the Fund’s assets among the Fund’s sub-advisors. The Investment Adviser recommends sub-advisors for the Fund to the Board of Trustees based upon its continuing quantitative and qualitative evaluation of each sub-advisor’s skills in managing assets pursuant to specific investment styles and strategies. Unlike many other mutual funds, the Fund is not associated with any one portfolio manager, and benefit from specialists selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a sub-advisor, and the Investment Adviser does not expect to recommend frequent changes of sub-advisors.

The Investment Adviser has received an exemptive order from the SEC to permit it and the Board of Trustees to select and replace the Fund’s sub-advisors and to amend the sub-advisory agreements between the Investment Adviser and the sub-advisors without obtaining shareholder approval. Accordingly, the Investment Adviser is able, subject to the approval of the Board of Trustees, to appoint and replace sub-advisors and to amend sub-advisory agreements without obtaining shareholder approval. When a new sub-advisor is retained for the Fund, shareholders would receive notice of such action. However, the Investment Adviser may not enter into a sub-advisory agreement with an “affiliated person” of the Investment Adviser (as that term is defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended (“1940 Act”)) (“Affiliated Adviser”), unless the sub-advisory agreement with the Affiliated Adviser is approved by the affected fund’s shareholders.

A discussion of the basis for the decision by the Trust’s Board of Trustees to approve the investment management agreement with the Investment Adviser and the investment advisory agreements with the sub-advisors is available in the Trust’s Annual Report.

THE SUB-ADVISORS

Firsthand Health Sciences Fund’s investments are selected by one or more sub-advisors. The following describes each sub-advisor(s), portfolio manager(s) and each portfolio manager’s business experience:

Sectoral Asset Management, LLC (“S.A.M.”) serves as a sub-advisor to the Fund. S.A.M. was established in October 2000 and is registered as an investment adviser in the United States under the Advisers Act. S.A.M. currently serves as investment adviser to over $2.2 billion in assets. S.A.M. operates as an investment advisory firm and has been rendering investment counsel, utilizing investment strategies substantially similar to that of the Fund, to individuals, pensions and profit sharing plans, trusts, estates, and corporations since 2000. S.A.M. is 100% employee owned and operated.

Mr. Laurent Payer, CFA is the Portfolio Manager responsible for the day-to-day operation of the portion of Firsthand Health Sciences Fund’s portfolio allocated to S.A.M. Mr. Payer is a Senior Portfolio Manager and joined S.A.M. in June 2003. He holds a license in Business Administration from HEC Lausanne, Switzerland and a Master’s degree in finance from San Diego State University. Prior to joining S.A.M. he worked with Lloyds TSB Bank plc in Geneva from 1996 to 2003 as a portfolio manager of the LIP Latin America Equity Fund and of the health care portion of the LIP North America Equity Fund.

Evergreen Investment Management Company, LLC (“EIMC”) serves as a sub-advisor to Firsthand Health Sciences Fund. EIMC has been managing mutual funds and private accounts since 1932 and managed over $104.6 billion in assets for the Evergreen funds as of 12/31/2004. EIMC is located in Boston, Massachusetts. EIMC is a subsidiary of Wachovia Corporation (Wachovia), the fourth largest bank holding company in the United States, with over $493.3 billion in consolidated assets as of 12/31/2004. Wachovia is located in Charlotte, North Carolina.

Liu-Er Chen, CFA is the Portfolio Manager responsible for the day-to-day operation of the portion of Firsthand Health Sciences Fund’s portfolio allocated to EIMC.  Mr. Chen is a Managing Director for EIMC and Senior Portfolio Manager for the Evergreen Health Sciences Fund, which he has managed since its inception in 1999. Mr. Chen holds an MD from Anhui Medical University (China), an MS from the Chinese Academy of Sciences, and an MBA from Columbia University. Prior to entering the investment management field in 1995, Dr. Chen worked in a strategic planning capacity for U.S. and German pharmaceutical companies.

The Statement of Additional Information (the “SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and their ownership of securities in the Fund.

PORTFOLIO HOLDINGS

A description of the Firsthand Funds’ policies and procedures with respect to the disclosure of each of the Funds’ portfolio securities is available in the SAI and on the Fund’s website at www.firsthandfunds.com.

OPERATION OF THE FUNDS

Under the Investment Advisory Agreement (the “Advisory Agreement”), the Investment Adviser receives from each Fund an advisory fee at the annual rate of 1.50% of the Fund’s average daily net assets. Under the Advisory Agreement, the Investment Adviser provides each Fund with investment research, advice, management, and supervision and manages the investment and reinvestment of assets of each Fund consistent with each Fund’s investment objective, policies, and limitations.

In the case of Firsthand Health Sciences Fund, the day-to-day portfolio management of the Fund is provided by one or more investment sub-advisors. Information regarding the Investment Adviser and the sub-advisors is included under “Fund Management” in this prospectus.

For more information regarding the basis for the Board of Trustees’ approval of the Advisory Agreement, please refer to the Funds’ SAI.

ALPS Distributors, Inc., 1625 Broadway, Suite 2200, Denver, Colorado 80202, serves as principal underwriter and distributor for each Fund and, as such, is the exclusive agent for the distribution of shares of the Funds.

YOUR ACCOUNT

DOING BUSINESS WITH FIRSTHAND

Visit us online:            www.firsthandfunds.com

24 hours a day, 7 days a week, you may:

•                                          Complete an online account application*

•                                          Review your current account balance and transaction history

•                                          Check portfolio holdings and daily net asset values (“NAVs”)

•                                          Buy, exchange, and sell shares of Firsthand Funds**

•                                          Update your account information

•                                          Request duplicate statements and tax forms

•                                          Sign up for electronic delivery of shareholder communications

•                                          Sign up for quarterly e-mail alerts

Call us:                                                     1.888.884.2675

•                                          Option 2: Fund Information and Literature

•                                          Option 3: Automated Account Information

•                                          Option 4: Account Services

Account services representatives are available to answer your questions Monday through Friday, 5:00 A.M. to 5:00 P.M. Pacific Time. Fund information representatives are available to answer your questions Monday through Friday, 8:00 A.M. to 5:00 P.M. Pacific Time.

TTY access:                             1.800.774.3114

Write to us:

Shareholder Services
Firsthand Funds
P.O. Box 8356
Boston, MA 02266-8356

*                                         For your security, all applications must be signed and mailed to Firsthand Funds; they may not be submitted electronically.

**                                  Certain restrictions, such as minimum and maximum transaction amounts, apply.  Please visit our website or call us for more information.

HOW TO PURCHASE SHARES

ACCOUNT APPLICATION

To open a new account with Firsthand Funds, please complete an account application. Call 1.888.884.2675 or visit our website at www.firsthandfunds.com for an application.

RETIREMENT AND EDUCATION ACCOUNTS

In addition to regular (taxable) accounts, we also offer the following tax-advantaged investment options: IRAs, including Traditional IRAs, Roth IRAs, SEP-IRAs, and SIMPLE IRAs; 403(b) custodial accounts; and Coverdell Education Savings Accounts (“CESAs”). Please call Shareholder Services at 1.888.884.2675 if you would like more information about opening a retirement account.

Account Minimums*

	Initial	Additional
Type of Account	Investment	Investment
Regular Accounts	$10,000	$50
IRAs and CESAs	$3,000	$50
403(b) Custodial Accounts	$3,000	$50

* Lower minimums may be available through brokerage firms.

There are several ways to purchase shares of a Fund. The table below describes your options.

	To Open Your Account	To Add to Your Account
By Mail

Mail your check, along with your properly completed account application, to Shareholder Services.

Make your check payable to Firsthand Funds.

No third-party checks, starter checks, foreign checks, or currency will be accepted.

Mail your check, along with an investment slip from your account statement, to Shareholder Services. If you do not have an investment slip, include a note with your name, the Fund name, and your account number.

Make your check payable to Firsthand Funds. Include your account number on your check.

No third-party checks, starter checks, foreign checks, or currency will be accepted.

By Telephone	You may not open an account by phone.

Call 1.888.884.2675, option 4, to buy additional shares. You may buy shares in amounts of at least $50 or as much as $50,000.

Telephone transactions are made by electronic funds transfer from a pre-designated bank account. Before requesting a telephone purchase, please make sure that we have your bank account information on file. If we do not have this information, please call Shareholder Services to request an application or visit our website.

Online

At www.firsthandfunds.com, you may download Firsthand Funds’ account applications; for new accounts, you may choose the Input Online version and fill the application out online.

For security reasons, the application must be printed, signed, and mailed to Firsthand Funds; it may not be submitted electronically.

Go to www.firsthandfunds.com to visit our secure online transaction area. For more information, visit our website.

By Wire

Before we can accept your wire, you must mail in a properly completed application to Shareholder Services. Call 1.888.884.2675, option 4, for wire instructions.

Your wire must be received by 4:00 P.M. Eastern Time to receive that day’s NAV.

Call 1.888.884.2675, option 4, for wire instructions. Your wire must be received by 4:00 P.M. Eastern Time to receive that day’s NAV.

Through Your Broker	Contact your broker or financial advisor.	Contact your broker or financial advisor.

CONFIRMATION

You will receive confirmation of all transactions by mail. Certificates representing shares are not issued.

PURCHASE THROUGH YOUR BROKER

You may also purchase shares through your broker. Any order you place with a brokerage firm is treated as if it were placed directly with Firsthand Funds. You will receive the NAV next determined after Shareholder Services or Firsthand Funds receives your request from your broker. Your shares may be held in a pooled account in your broker’s name and, in most cases, your broker will maintain your individual ownership information.

Your brokerage firm is responsible for processing your order promptly and correctly, keeping you advised of the status of your account, confirming your transactions, and ensuring that you receive copies of Firsthand Funds’ prospectus and shareholder reports. When you place an order with your broker, it is the broker’s responsibility to promptly transmit properly completed orders to Firsthand Funds or Shareholder Services. Your broker may charge you a fee for handling your order.

ADDITIONAL PURCHASE INFORMATION

Fund shares are sold on a continuous basis at the NAV next determined after Shareholder Services or Firsthand Funds receives your properly completed purchase order. If we receive your order before the close of business on the New York Stock Exchange (normally 4:00 P.M. Eastern Time), your order will be confirmed at the NAV determined at the close of business on that day.

If your order is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by Firsthand Funds or Shareholder Services. We may deduct the losses or fees from your existing account. Firsthand Funds reserves the right to limit the amount of investments and to refuse to sell to any person. If we do not receive timely and complete account information, there may be a delay in the investment of your money and any accrual of dividends.

EXCHANGING AND SELLING SHARES

EXCHANGES

You may exchange all or a portion of your shares from one Firsthand Fund to another Firsthand Fund or for shares of the SSgA Money Market Fund at the current NAV. You may exchange shares by mail, by telephone, or online. Exchanges are subject to the applicable minimum initial investment and account balance requirements. Generally, the same policies that apply to purchases and redemptions, including minimum investments, apply to exchanges, since an exchange is a redemption from one Fund and a purchase into another. In particular, exchanges will be treated as a sale of shares and any gain on such transactions may be subject to federal income tax.

EXCHANGE TO THE SSgA MONEY MARKET FUND

You may also exchange your shares for shares of the SSgA Money Market Fund, which is a portfolio of the SSgA Funds, if such shares are offered in your state of residence. SSgA Funds is an open-end management investment company with multiple portfolios advised by SSgA Funds Management, Inc., One Lincoln Street, Boston, Massachusetts 02111-2900, and is not affiliated with Firsthand Funds or ALPS Distributors, Inc. Prior to making such an exchange, you should obtain and carefully read the prospectus for the SSgA Money Market Fund. The exchange privilege does not constitute an offering or recommendation on the part of the Funds or ALPS Distributors, Inc. of an investment in the SSgA Money Market Fund.

The SSgA Money Market Fund’s investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar-denominated securities.

INVESTMENTS IN THE SSgA FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT THE SSgA MONEY MARKET FUND WILL MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

EXCHANGE FROM THE SSgA MONEY MARKET FUND

To exchange your shares of the SSgA Money Market Fund for shares of a Firsthand Fund, you must first obtain a copy of the Fund’s prospectus and open an account with us. To request a Firsthand Fund’s prospectus and account application, please call us or visit our website.

SELLING SHARES

Requests to sell shares are processed at the NAV next calculated after we receive your properly completed redemption request. The table below describes your options.

To Sell Shares
By Mail

Send written instructions, including your name, account number, and the dollar amount (or the number of shares) you want to sell. Be sure to include all of the necessary signatures, and a signature guarantee, if required. You must sign your request exactly as your name appears on the Trust account records.

A signature guarantee is required if you want to sell more than $50,000 worth of shares.

By Telephone

Call 1.888.884.2675, option 4, to redeem shares by telephone.

As long as your transaction is for $50,000 or less, and you have not changed the name or address on your account within the last 30 days, you can sell your shares by phone. You can request to have your payment sent to you by electronic funds transfer, wire, or mail.

You may not sell shares in an IRA or any other tax-deferred savings account by telephone. Please see your IRA booklet or call Shareholder Services for more details.

Online

Go to www.firsthandfunds.com to visit our secure online transaction area. Minimum and maximum transaction amounts apply. For more information, visit our website.

You may not sell shares in an IRA or any other tax-deferred savings account online. Please call Shareholder Services for more details.

By Electronic Funds Transfer (“EFT”)

Call or write to Shareholder Services, or visit us online to have your proceeds electronically transferred to a pre-designated bank account.

Before requesting an EFT, please make sure that we have your bank account information on file. If we do not have this information, please call 1.888.884.2675, option 4, to request an application, or visit our website.

By Wire

Please call 1.888.884.2675, option 4, or submit your request by mail.

You may request to have your proceeds wired directly to your pre-designated bank account. There is an $8 processing fee for redemptions paid by wire. Your bank may also impose a charge for processing the wire.

Through Your Broker	Contact your broker or financial advisor.

SIGNATURE GUARANTEES

Under the following circumstances, written instructions with a signature guarantee will be required to execute your transaction:

•                              If you have changed the name(s) or address on your account within 30 days prior to a redemption request (online redemption requests will not be accepted in this type of situation);

•                              If you want payment mailed to an address other than the one we have on file for your account; or

•                              If you want a redemption check made out to someone other than the account owner.

A signature guarantee is a valuable safeguard to protect you and the Funds from fraud. You can get a signature guarantee from most banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations. A notary public cannot provide a signature guarantee. Firsthand Funds accept only STAMP 2000 New Technology Medallion Guarantee Stamps.

REDEMPTION PAYMENTS

Payment is normally made within seven business days after the receipt of your properly completed redemption request. In unusual circumstances, or as determined by the SEC, we may suspend redemptions or postpone the payment of proceeds.

SELLING SHARES THROUGH YOUR BROKER

You may also sell your shares through your broker. Any order you place with a brokerage firm is treated as if it were placed directly with Firsthand Funds. You will receive the NAV next determined after Shareholder Services or Firsthand Funds receives your request from your broker. Your brokerage firm may charge you a fee for handling your redemption.

Your brokerage firm is responsible for processing your order promptly and correctly, keeping you advised of the status of your account, confirming your transactions, and ensuring that you receive copies of Firsthand Funds’ prospectus and shareholder reports. When you place an order with your broker, it is the broker’s responsibility to promptly transmit properly completed orders to Firsthand Funds or Shareholder Services. Your broker may charge you a fee for handling your order.

SELLING RECENTLY PURCHASED SHARES

If you bought shares by check or electronic funds transfer, it may take up to 15 days from the date of purchase for your check or electronic funds transfer to clear. We will send your redemption payment only after your check or electronic funds transfer has cleared. To eliminate this delay, you may purchase shares of a Fund by certified check or wire.

ADDITIONAL REDEMPTION INFORMATION

At the discretion of the Trust or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions.

SHAREHOLDER SERVICES

Firsthand Funds’ Transfer Agent, State Street Bank and Trust Company (which utilizes the services of Boston Financial Data Services), provides account and shareholder services for Firsthand Funds’ shareholders. The Transfer Agent processes purchases, redemptions, and exchanges; it also maintains shareholders’ accounts.

AUTOMATIC INVESTMENT PLAN

This plan offers you a convenient way to buy additional shares by allowing you to automatically transfer money from your bank account to your Firsthand Funds account either monthly (on the 15th of the month, unless you request a different date), quarterly, semi-annually, or annually. You may sign up for the Automatic Investment Plan on your account application or by calling us. You may change the amount of your investment or discontinue the plan at any time by calling us or by writing to Shareholder Services. Although the minimum monthly investment is $50, the minimum for initial investments still applies. The Transfer Agent currently pays the costs associated with these transfers, but reserves the right, upon 30 days prior written notice, to implement reasonable charges for this service.

PAYROLL DIRECT DEPOSIT PLAN

You may purchase Fund shares through direct deposit plans offered by certain private employers and government agencies. These plans enable you to have a portion of your payroll checks transferred automatically to purchase shares of the Fund. Contact your employer for additional information.

SYSTEMATIC WITHDRAWAL PLAN

This plan allows you to systematically sell your shares and receive regular payments from your account. You may arrange to receive payments monthly (on the 15th of the month, unless you request a different date), quarterly, semi-annually, or annually. Payments can be sent to you by mail or by electronic funds transfer. The minimum monthly redemption is $50, and please note that the minimum account balance still applies. The Transfer Agent currently pays the costs associated with these transfers, but reserves the right, upon 30 days prior written notice, to implement reasonable charges for this service. You may change the amount of your withdrawal or discontinue the plan at any time by calling or writing to Shareholder Services.

CHANGING BANKING INFORMATION

You may change your pre-designated bank or brokerage account at any time by writing to Shareholder Services. You must obtain a signature guarantee if you designate a bank account that includes a person who is not a registered shareholder of a Fund. Additional documentation will be required to change an account if shares are held by a corporation, fiduciary, or other organization.

TELEPHONE TRANSACTIONS

The telephone redemption and exchange privilege is automatically available to you when you open a new account. If you elect not to have telephone privileges when you open your account but later change your mind, you may write to Shareholder Services.

Processing and validating your bank account information takes about 14 business days. No telephone transactions may be initiated during this time. After your account information has been processed, you may call 1.888.884.2675, option 4, to conduct telephone transactions.

Firsthand Funds and Shareholder Services will not be liable for complying with telephone instructions we reasonably believe to be genuine. We will employ reasonable procedures to determine that telephone instructions are genuine, including requiring forms of personal identification before acting on instructions, providing written confirmation of the transactions, and/or recording telephone instructions. You can always decline the telephone redemption privilege on your account application, or you may call us at any time to cancel.

ACCOUNT POLICIES

MARKET TIMERS

The Board of Trustees of the Funds recognizes that the interests of long-term shareholders may be adversely affected by certain short-term trading activity. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders, and have other adverse effects on the Funds. Firsthand Funds are not intended as vehicles for market timing.  The Funds do not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders.

The Board of Trustees has adopted a policy to discourage and take reasonable steps to prevent or minimize frequent purchases and redemptions of the Funds’ shares when such trading activities may: (1) cause dilution of the value of shares held by long-term shareholders; (2) interfere with efficient portfolio management; or (3) cause brokerage commissions or administrative costs to significantly increase. There can be no assurance, however, that these practices, individually or collectively, will be totally effective in this regard because of various factors.

Firsthand Funds, through its service providers, uses various methods to detect, deter, and curtail market timing. These include monitoring all purchase and redemption activity in various omnibus accounts, direct accounts, and networked dealer accounts. Firsthand Funds may restrict or refuse purchases or exchanges from market timers. You may be considered a “market timer” by the Funds if you:

•                  Make more than two purchases and two sales in a Fund within any 90-day period, or

•                  Make more than four purchases and four sales in a Fund within any 12-month period, or

•                  Appear to follow a market-timing pattern that may adversely affect a Fund (e.g., frequent purchases and sales of Fund shares).

Systematic purchase and redemption plans are exempt from the market timing policy.

ACCOUNT MAINTENANCE FEE

Because of the disproportionately high costs of servicing accounts with low balances, we charge a $14 annual account maintenance fee for accounts in which the investment amount falls below the applicable minimum investment amount (see How to Purchase Shares). We will determine the amount of your investment in each account once per year, generally at the end of September. We will deduct the fee each year from each account with a balance below the applicable minimum investment amount at that time. Prior to assessing the aforementioned fee, however, we will notify you in writing and give you 60 days to either increase the value of your account to the minimum balance or close your account. Accounts that fall below the minimum as a result of market depreciation are not subject to this fee.

MAILINGS TO SHAREHOLDERS

All Firsthand Funds’ shareholders receive copies of prospectuses, annual reports, and semi-annual reports by mail (unless they elect to receive these documents via e-delivery). Currently, Firsthand Funds and many brokers combine the mailings of shareholders who are family members living at the same address. If you wish to opt out of this “householding” plan, you may contact your broker or call us toll-free at any time, at 1.888.884.2675, option 4, or write to Shareholder Services. We will resume separate mailings to each member of your household within 30 days of your request.

LARGE REDEMPTIONS

Large redemptions can negatively impact a Fund’s investment strategy because the portfolio manager may need to sell securities that otherwise would not be sold to meet redemption requests. If, in any 90-day period, you redeem more than $250,000 or your redemption or series of redemptions amounts to more than 1% of a Fund’s net assets, then the Fund has the right to pay the difference between your redemption amount and the lesser of the two previously mentioned figures with securities of the Fund (a “redemption in-kind”). In the case of a redemption in-kind, you will bear the market risk between the time you receive the distributed securities and the time you dispose of the securities.  You may also incur brokerage commissions and other costs when selling the securities.  In the event you receive illiquid securities in-kind, you may not be able to sell those securities because they may be subject to resale restrictions or you may only be able to sell those securities at a substantial discount.

CUSTOMER IDENTIFICATION

We are required by law to obtain certain personal information from you which will be used to verify your identity. When you open an account, we will ask for your name, address, date of birth (for individuals), taxpayer or other government identification number, and other information that will allow us to identify you.  We may also request to review other identifying documents such as a driver’s license, passport, or documents showing the existence of the business entity. If you do not provide the personal information requested on the account application, we may not be able to open your account. Failure to provide the personal information requested on the account application may also result in a delay in the date of your purchase or in the rejection of the application and the return of your investment monies. After your account has been opened, if we are unable to verify your identity, we reserve the right to close your account or take such other steps as we deem reasonable. Firsthand Funds reserves the right to reject any purchase order.  Firsthand Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure resulting from a failure to provide proper personal identification.

DISTRIBUTIONS AND TAXES

FUND DISTRIBUTIONS

Each Fund expects to distribute its net investment income and net realized gains annually. You may choose to receive your distributions either by check or have them reinvested. Distributions are automatically reinvested in additional shares of a Fund at its NAV on the distribution date unless you elect to have your distributions paid by check. Please call us if you wish to change your distribution option or visit our website and make this change online. Income and capital gain distributions reduce a Fund’s NAV by the amount of the distribution on the ex-dividend date. If you have chosen the reinvestment option, we will credit to your account additional shares at the NAV on the ex-dividend date. If you buy Fund shares shortly before the Fund makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy Fund shares when the Fund holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the realized gains. The Funds have the potential to build up high levels of unrealized appreciation.

If you elect to receive distributions paid by check and the U.S. Postal Service is unable to deliver your check to you, we may convert your distribution option to the reinvestment option. You will not receive interest on amounts represented by uncashed distribution checks.

TAXES

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this prospectus and summarizes only some of the important tax considerations generally affecting the Funds and their U.S. shareholders. It does not apply to non-U.S. investors, tax-exempt investors, or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or an IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Please see the SAI for additional federal income tax information.

TAXES ON DISTRIBUTIONS

Distributions of a Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions of a Fund’s net long-term capital gain, if any, generally will be taxable to you as a long-term capital gain. An individual’s net long-term capital gain is subject to a reduced maximum 15% rate of tax. A Fund’s long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges after May 5, 2003. Also, if you are an individual Fund shareholder, your distributions attributable to dividends received by a Fund from certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you for your Fund shares and the Fund for its investment in stock producing such dividends. Absent further legislation, these reduced rates of tax will expire after December 31, 2008. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income. Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. At the end of every year, we will notify you of the federal income tax status of your distributions.

TAXES ON TRANSACTIONS

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such gain or loss will be a long-term capital gain or loss if you have held such shares for more than one year at the time of redemption or exchange. Under some circumstances, your realized losses may be disallowed.

ADDITIONAL TAX INFORMATION

In certain circumstances, Fund shareholders may be subject to backup withholding.

PRICING OF FUND SHARES

CALCULATING THE NAV

Each Fund calculates its share price, or NAV, at the close of trading on the New York Stock Exchange (“NYSE”) (normally 4:00 P.M. Eastern Time) on each day that the exchange is open (a “business day”). Requests to buy and sell shares are processed at the NAV next calculated after we receive your properly completed order or request. The NAV of each Fund is calculated by dividing the sum of the value of the securities held by that Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. A Fund’s shares will not be priced on the days on which the NYSE is closed for trading.

If the market price for a security in a Fund’s portfolio is unavailable, or if an event occurs after the close of trading that materially affects the value of a security, that security may be valued at its fair value as determined in good faith using procedures established by the Board of Trustees (“Valuation Procedures”). The Valuation Procedures authorize a committee, comprised of members of the Board of Trustees and senior personnel of the Investment Adviser, to determine the fair value of any such security. As a general principle, the fair valuation of a security should reflect the amount that a Fund would reasonably expect to receive for the security upon its current sale to an arm’s-length buyer. The

Valuation Committee may use any one or more of the following methods, among others, in establishing the fair value of a security:

•                                          A multiple of sale, revenue, or earnings;

•                                          A multiple of book value;

•                                          A discount from market of a similar freely traded security;

•                                          The purchase price of security;

•                                          Any subsequent private transactions in the security or related securities.

If a Fund holds securities listed primarily on a foreign exchange that trades on days on which a Fund is not open for business, the value of your Fund shares may change on a day during which you cannot buy or sell shares.

VALUATION OF PORTFOLIO SECURITIES

The NAV of a Fund will fluctuate as the value of the securities it holds fluctuates. A Fund’s portfolio of securities is valued as follows:

1.         Securities traded on stock exchanges, or quoted by Nasdaq, are valued according to the Nasdaq official closing price, if applicable, or at their last reported sale price as of the close of trading on the NYSE. If a security is not traded that day, the security will be valued at its most recent bid price.

2.         Securities traded in the over-the-counter market, but not quoted by Nasdaq, are valued at the last sale price (or, if the last sale price is not readily available, at the most recent closing bid price as quoted by brokers that make markets in the securities) at the close of trading on the NYSE.

3.         Securities traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market.

4.         Securities and other assets that do not have market quotations readily available are valued at their fair value as determined in good faith using procedures established by the Board of Trustees. These securities may include thinly traded securities or those that are restricted as to their resale.

FINANCIAL HIGHLIGHTS

The financial highlights tables describe each Fund’s financial performance and other financial information for the past five years or, if shorter, the period of a Fund’s operations. Certain information reflects financial results for a single Fund share. “Total Return” shows how much an investor in each Fund would have earned or lost on an investment in a Fund (assuming the reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker, whose report, along with each Fund’s financial statements, is included in our 2004 Annual Report to Shareholders. Please call 1.888.884.2675 to request a free copy of the Funds’ Annual Report.

FINANCIAL HIGHLIGHTS – Firsthand Technology Value Fund

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Year	Year		Year	Year	Year
	Ended	Ended		Ended	Ended	Ended
	12/31/04	12/31/03		12/31/02	12/31/01	12/31/00
Net asset value at beginning of year	$31.57	$18.09		$41.25	$74.33	$90.52

Income from investment operations:
Net investment loss	(0.49)	(0.40)		(0.46)	(0.65)	(1.14)
Net realized and unrealized gains (losses) on investments	(1.60)	13.88		(22.72)	(32.16)	(7.29)
Total from investment operations	(2.09)	13.48		(23.18)	(32.81)	(8.43)

Less distributions:
Dividends from net investment income	—	—		—	—	—
Distributions from net realized gains	—	—		—	(0.38)	(7.86)
Distributions in excess of net realized gains	—	—		—	—	—
Total distributions	—	—		—	(0.38)	(7.86)

Paid-in-capital from redemption fees	—	0.00	(A)	0.02	0.11	0.10

Net asset value at end of year	$29.48	$31.57		$18.09	$41.25	$74.33

Total return	(6.62)%	74.52%		(56.15)%	(44.00)%	(9.97)%

Net assets at end of year (millions)	$586.9	$877.4		$492.7	$1,449.9	$3,030.8

Ratio of expenses to average net assets	1.90%	1.90%		1.89%	1.84%	1.83%

Ratio of net investment loss to average net assets	(1.41)%	(1.64)%		(1.56)%	(1.20)%	(1.29)%

Portfolio turnover rate	17%	38%		44%	57%	59%

(A)                              Amount is less than $0.01.

FINANCIAL HIGHLIGHTS – Firsthand Technology Leaders Fund

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Year	Year		Year	Year	Year
	Ended	Ended		Ended	Ended	Ended
	12/31/04	12/31/03		12/31/02	12/31/01	12/31/00
Net asset value at beginning of year	$17.23	$10.65		$18.86	$33.84	$44.68

Income from investment operations:
Net investment loss	(0.30)	(0.24)		(0.26)	(0.41)	(0.67)
Net realized and unrealized gains (losses) on investments	(0.18)	6.82		(7.96)	(14.62)	(10.19)
Total from investment operations	(0.48)	6.58		(8.22)	(15.03)	(10.86)

Less distributions:
Dividends from net investment income	—	—		—	—	—
Distributions from net realized gains	—	—		—	—	(0.01)
Distributions in excess of net realized gains	—	—		—	—	—
Total distributions	—	—		—	—	(0.01)

Paid-in-capital from redemption fees	—	0.00	(A)	0.01	0.05	0.03

Net asset value at end of year	$16.75	$17.23		$10.65	$18.86	$33.84

Total return	(2.79)%	61.78%		(43.53)%	(44.27)%	(24.23)%

Net assets at end of year (millions)	$113.9	$156.1		$105.0	$241.3	$517.2

Ratio of expenses to average net assets	1.95%	1.95%		1.95%	1.93%	1.90%

Ratio of net investment loss to average net assets	(1.58)%	(1.65)%		(1.63)%	(1.54)%	(1.44)%

Portfolio turnover rate	22%	28%		46%	44%	35%

(A)                              Amount is less than $0.01.

FINANCIAL HIGHLIGHTS – Firsthand Technology Innovators Fund

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Year	Year		Year	Year	Year
	Ended	Ended		Ended	Ended	Ended
	12/31/04	12/31/03		12/31/02	12/31/01	12/31/00
Net asset value at beginning of year	$11.56	$7.42		$16.40	$23.13	$49.36

Income from investment operations:
Net investment loss	(0.22)	(0.17)		(0.20)	(0.24)	(0.85)
Net realized and unrealized gains (losses) on investments	(1.26)	4.31		(8.80)	(6.51)	(16.84)
Total from investment operations	(1.48)	4.14		(9.00)	(6.75)	(17.69)

Less distributions:
Dividends from net investment income	—	—		—	—	—
Distributions from net realized gains	—	—		—	—	(8.55)
Distributions in excess of net realized gains	—	—		—	—	—
Total distributions	—	—		—	—	(8.55)

Paid-in-capital from redemption fees	—	0.00	(A)	0.02	0.02	0.01

Net asset value at end of year	$10.08	$11.56		$7.42	$16.40	$23.13

Total return	(12.80)%	55.80%		(54.76)%	(29.10)%	(37.94)%

Net assets at end of year (millions)	$58.2	$88.1		$62.6	$204.9	$300.4

Ratio of expenses to average net assets	1.95%	1.95%		1.95%	1.94%	1.90%

Ratio of net investment loss to average net assets	(1.83)%	(1.67)%		(1.66)%	(1.43)%	(1.51)%

Portfolio turnover rate	41%	64%		53%	63%	89%

(A)                              Amount is less than $0.01.

FINANCIAL HIGHLIGHTS – Firsthand e-Commerce Fund

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended
12/31/04	12/31/03	12/31/02	12/31/01	12/31/00
Net asset value at beginning of year	$3.06	$2.08	$3.33	$6.63	$14.86
Income from investment operations:
Net investment loss	(0.06)	(0.05)	(0.04)	(0.04)	(0.21)
Net realized and unrealized gains (losses) on investments	0.23	1.03	(1.21)	(3.26)	(7.99)
Total from investment operations	0.17	0.98	(1.25)	(3.30)	(8.20)

Less distributions:
Dividends from net investment income	—	—	—	—	(0.00	)(A)
Distributions from net realized gains	—	—	—	—	(0.05)
Distributions in excess of net realized gains	—	—	—	—	—
Total distributions	—	—	—	—	(0.05)

Paid-in-capital from redemption fees	—	0.00	(A)	0.00	(A)	0.00	(A)	0.02

Net asset value at end of year	$3.23	$3.06	$2.08	$3.33	$6.63

Total return	5.56%	47.12%	(37.54)%	(49.77)%	(55.08)%

Net assets at end of year (millions)	$55.6	$66.4	$51.8	$99.5	$216.5

Ratio of expenses to average net assets	1.95%	1.95%	1.95%	1.95%	1.92%

Ratio of net investment loss to average net assets	(1.90)%	(1.72)%	(1.69)%	(1.13)%	(1.44)%

Portfolio turnover rate	22%	46%	61%	67%	73%

(A)                              Amount is less than $0.01.

FINANCIAL HIGHLIGHTS – Firsthand Global Technology Fund

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

Year	Year	Year	Year	Period
Ended	Ended	Ended	Ended	Ended
12/31/04	12/31/03	12/31/02	12/31/01	12/31/00(A)
Net asset value at beginning of period	$4.61	$2.42	$5.14	$8.75	$10.00

Income from investment operations:
Net investment income (loss)	(0.10)	(0.05)	(0.07)	(0.07)	0.04
Net realized and unrealized gains (losses) on investments	(0.23)	2.24	(2.65)	(3.57)	(1.28)
Total from investment operations	(0.33)	2.19	(2.72)	(3.64)	(1.24)

Less distributions:
Dividends from net investment income	—	—	—	—	(0.03)
Distributions from net realized gains	—	—	—	—	—
Distributions in excess of net realized gains	—	—	—	—	—
Total distributions	—	—	—	—	(0.03)

Paid-in-capital from redemption fees	—	0.00	(B)	0.00	(B)	0.03	0.02

Net asset value at end of period	$4.28	$4.61	$2.42	$5.14	$8.75

Total return	(7.16)%	90.50%	(52.92)%	(41.26)%	(12.18	)%(C)

Net assets at end of period (millions)	$32.5	$57.3	$20.2	$53.0	$125.3

Ratio of expenses to average net assets	1.95%	1.95%	1.95%	1.95%	1.95%(D	)

Ratio of net investment income (loss) to average net assets	(1.69)%	(1.77)%	(1.73)%	(0.95)%	1.66%(D	)

Portfolio turnover rate	15%	50%	26%	67%	0%(C	)

(A)                              Represents the period from the commencement of operations (September 29, 2000) through December 31, 2000.

(B)                                Amount is less than $0.01.

(C)                                Not annualized.

(D)                               Annualized.

FINANCIAL HIGHLIGHTS – Firsthand Health Sciences Fund

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

Firsthand Health Sciences Fund is new and therefore does not have a full calendar year of financial highlights to report.

Firsthand Funds

P.O. Box 8356

Boston, MA 02266-8356

1.888.884.2675

www.firsthandfunds.com

Investment Adviser

Firsthand Capital Management, Inc.

San Jose, CA 95113

www.firsthandcapital.com

Distributor

ALPS Distributors, Inc.

1625 Broadway

Suite 2200

Denver, CO 80202

Transfer Agent

State Street Bank and Trust Company

P.O. Box 8356

Boston, MA 02266-8356

1.888.884.2675

Additional information about each Fund is included in the Statement of Additional Information (“SAI”). The SAI is incorporated herein by reference (that is, it legally forms a part of the prospectus). Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. The Annual Report includes a discussion of each Fund’s holdings and recent market conditions and investment strategies that significantly affected performance during the last fiscal year of the Funds.

To obtain a free copy of any of these documents, or to request other information or ask questions about a Fund (including shareholder inquiries), call Firsthand Funds at 1.888.884.2675 or visit our website at www.firsthandfunds.com.

Information about each Fund (including the Funds’ SAI) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, you may call the SEC at 202.942.8090.  The Funds’ Annual and Semi-Annual Reports and additional information about the Funds are available on the EDGAR Database on the SEC’s website at www.sec.gov. You may get copies of Fund information, after paying a copying fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address:  publicinfo@sec.gov.

Firsthand is a registered trademark of Firsthand Capital Management, Inc.

File No. 811-8268

PART C

Other Information

PART C

Other Information

Firsthand Funds

Form N-1A

Part C

Item 23.  Exhibits.

(a)    Declaration of Trust.

(i)     Declaration of Trust as adopted on November 11, 1993 - Incorporated by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission (the “SEC”) on May 11, 1999 (“Post-Effective Amendment No. 7”).

(ii)    Amendment to Declaration of Trust as adopted on February 14, 1998 - Incorporated by reference to Post-Effective Amendment No. 7.

(iii)    Amendment to Declaration of Trust as adopted on August 11, 2001 – Incorporated by reference to Post-Effective Amendment No. 20 to the Registrant’s Registration Statement as filed with the SEC on December 3, 2001.

(b)    Bylaws.

(i)     Amended By-Laws as adopted on February 7, 2004 – Incorporated by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement as filed with the SEC on April 29, 2004.

(c)    Instruments Defining Rights of Security Holders - Incorporated by reference to the Declaration of Trust and By-Laws.

(d)    Investment Advisory Agreements.

(i)     Master Investment Advisory Agreement between Registrant and Firsthand Capital Management, Inc., dated August 10, 2002 – Incorporated by reference to Post-Effective Amendment No. 26 to the Registrant’s Registration Statement as filed with the SEC on April 30, 2003 (“Post-Effective Amendment No. 26”).

(ii)     Investment Advisory Agreement between Registrant and Firsthand Capital Management, Inc. dated November 5, 2005 – Incorporated by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement as filed with the SEC on December 21, 2005 (“Post-Effective Amendment No. 30”).

(iii)    Form of Investment Sub-Advisory Agreement among Registrant, Firsthand Capital Management, Inc. and Evergreen Investment Management Co., LLC, dated December 9, 2005 – Incorporated by reference to Post-Effective Amendment No. 30.

(iv)    Form of Investment Sub-Advisory Agreement among Registrant, Firsthand Capital Management, Inc. and Sectoral Asset Management, Inc. dated November 8, 2005 – Incorporated by reference to Post-Effective Amendment No. 30.

(e)    Distribution Agreement.

(i)     Amended and Restated Distribution Agreement between Registrant and ALPS Distributors, Inc., dated August 11, 2001 – Incorporated by reference to Post-Effective Amendment No. 22  to the Registrant’s Registration Statement as filed with the SEC on December 31, 2001 (“Post-Effective Amendment No. 22”).

(ii)     Distribution Agreement between Registrant and ALPS Distributors, Inc., dated September 30, 2005 — Incorporated by reference to Post-Effective Amendment No. 29.

(f)     Bonus or Profit Sharing Contracts - Not Applicable.

(g)    Custody Agreement.

(i)     Custody Agreement between Registrant and State Street Bank and Trust Company, dated May 1, 2000 – Incorporated by reference to Post-Effective Amendment No. 14 to Registrant’s Registration Statement as filed with the SEC on August 18, 2000.

(ii)     Amendment to Custody Agreement between Registrant and State Street Bank and Trust Company, dated May 12, 2001 – Incorporated by reference to Post-Effective Amendment No. 21 to the Registrant’s Registration Statement as filed with the SEC on December 7, 2001 (“Post-Effective Amendment No. 21”).

(h)    Other Material Contracts.

(i)     Second Amended and Restated Administration Agreement between Registrant and Firsthand Capital Management, Inc., dated November 10, 2001 – Incorporated by reference to Post-Effective Amendment No. 21.

(ii)     Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company, dated March 15, 2000 – Incorporated by reference to Post-Effective Amendment No. 12 to the Registrant’s Registration Statement as filed with the SEC on April 28, 2000 (“Post-Effective Amendment No. 12”).

(iii)    Delegation Amendment to Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company, dated July 24, 2002 – Incorporated by reference to Post-Effective Amendment No. 26.

(iv)    Amended and Restated Sub-Administration Agreement among Registrant, Firsthand Capital Management, Inc. and State Street Bank and Trust Company, dated November 10, 2001 – Incorporated by reference to Post-Effective Amendment No. 21.

(v)    Investment Accounting Agreement between Registrant and State Street Bank and Trust Company, dated April 30, 2000 – Incorporated by reference to Post-Effective Amendment No. 12.

(vi)    Sub-Administration Agreement between Registrant and BISYS Fund Services Ohio, Inc., dated June 2, 2005 — Incorporated by reference to Post-Effective Amendment No. 29.

(vii)   Fund Accounting Agreement between Registrant and BISYS Fund Services Ohio, Inc., dated June 2, 2005 — Incorporated by reference to Post-Effective Amendment No. 29.

(viii)   Custodian Agreement between Registrant and PFPC Trust Company, dated July 8, 2005 — Incorporated by reference to Post-Effective Amendment No. 29.

(i)     Legal Opinion – Not Applicable.

(j)     Other Opinion - Consent of Independent Certified Public Accountants is filed herewith..

(k)    Omitted Financial Statements - Not Applicable.

(l)     Agreement Relating to Initial Capital.

(i)     Agreement Relating to Initial Capital - Incorporated by reference to Registrant’s Registration Statement on Form N-1A.

(m)    Rule 12b-1 Plans.

(i)     Plan of Distribution pursuant to Rule 12b-1 - Advisor Class shares – Incorporated by Reference to Post-Effective Amendment No. 22.

(n)    Amended and Restated Rule 18f-3 Plan – Incorporated by Reference to Post-Effective Amendment No. 22.

(p)    Codes of Ethics.

(i)     Amended and Restated Code of Ethics for Registrant and Firsthand Capital Management, Inc. dated June 18, 2004 - Incorporated by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission (the “SEC”) on February 25, 2005 (“Post-Effective Amendment No. 28”).

(ii)     Code of Ethics for ALPS Distributors, Inc., dated May 1994 and revised December 31, 2004 – Incorporated by reference to Post-Effective Amendment No. 28.

Item 24.  Persons Controlled by or Under Common Control with Registrant.

None

Item 25.  Indemnification.

Under section 3817(a) of the Delaware Statutory Trust Act, a Delaware statutory trust has the power to indemnify and hold harmless any trustee, beneficial owner or other person from and against any and all claims and demands whatsoever. Reference is made to sections 5.1 and 5.2 of the Declaration of Trust of the Registrant pursuant to which no trustee, officer, employee or agent of the Trust shall be subject to any personal liability, when acting in his or her individual capacity, except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. The Trust shall indemnify each of its trustees, officers, employees and agents against all liabilities and expenses reasonably incurred by him or her in connection with the defense or disposition of any actions, suits or other proceedings by reason of his or her being or having been a trustee, officer, employee or agent, except with respect to any matter as to which he or she shall have been adjudicated to have acted in or with bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. The Trust will comply with Section 17(h) of the Investment Company Act of 1940, as amended (the “1940 Act”) and 1940 Act Release Number 7221 (June 9, 1972) and Number 11330 (September 2, 1980).

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Trust pursuant to the foregoing, the Trust has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy and therefore may be unenforceable. In the event that a claim for indemnification (except insofar as it provides for the payment by the Trust of expenses incurred or paid by a trustee, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted against the Trust by such trustee, officer or controlling person and the Securities and Exchange Commission is still of the same opinion, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Indemnification provisions exist in the Master Investment Advisory Agreement, the Administration Agreement and the Distribution Agreement that are substantially identical to those in the Declaration of Trust noted above.

The Trust maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy provides coverage to the Trust, its Trustees and officers, and its Investment Adviser. Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 26.  Business and Other Connections of the Investment Adviser.

Not Applicable.

Item 27.	Principal Underwriters

(a)

The sole principal underwriter for the Fund is ALPS Distributors, Inc. which acts as distributor for the Registrant and the following other funds: Westcore Trust, Financial Investors Trust, Stonebridge Growth Fund, Inc., Stonebridge Aggressive Growth Fund, Inc., SPDR Trust, MidCap SPDR Trust, Select Sector SPDRS Trust, DIAMONDS Trust, PowerShares Exchange- Traded Funds Trust, Nasdaq 100 Trust, Holland Balanced Fund, Financial Investors Variable Insurance Trust, State Street Institutional Investment Trust, Ameristock Mutual Fund, Inc., W.P. Stewart & Co. Growth Fund, Inc., Accessor Funds, Inc., BLDRS Index Fund Trust, Drake Funds, Wasatch Funds, Williams Capital Liquid Assets Fund, First Funds, Agile Funds, The Henssler Funds, Inc., CornerCap Group of Funds and Milestone Funds.

(b)	To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., the distributor for Registrant, are as follows:

Name and Principal Business Address*	Positions and Offices with Registrant	Positions and Offices with Underwriter

Thomas A. Carter	None	Managing Director-Sales and Finance and Treasurer

Edmund J. Burke	None	Director and President

Jeremy May	None	Managing Director-Operations and Client Services and Secretary

Tané T. Tyler	None	Chief Legal Officer and Assistant Secretary

Diana M. Adams	None	Vice President and Controller

Bradley J. Swenson	None	Chief Compliance Officer

* All Addresses are 1625 Broadway, Suite 2200, Denver, Colorado  80202

(c)    Not Applicable.

Item 28.  Location of Accounts and Records.

Accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, and the Rules promulgated thereunder, will be maintained as follows:

For the Investment Adviser - 125 South Market, Suite 1200, San Jose, CA 95113;

For the Administrator - 125 South Market, Suite 1200, San Jose, CA 95113 and 3435 Stelzer Road, Columbus, Ohio 43219;

For Investment Accounting Record – 3435 Stelzer Road, Columbus, Ohio 43219;

For the Custodian - 8800 Tinicum Boulevard, 3rd Floor, Philadelphia, Pennsylvania 19153;

For Distribution - 1625 Broadway, Suite 2200, Denver, CO 80202.

Item 29.  Management Services Not Discussed in Parts A and B.

Not Applicable.

Item 30.  Undertakings.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose and the State of California on the 29th day of December, 2005.

FIRSTHAND FUNDS

By:	/s/ Kevin Landis
Kevin Landis, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Michael Lynch*

Michael Lynch	Trustee	December 29, 2005

Jerry Wong*

Jerry Wong	Trustee	December 29, 2005

/s/ Kevin Landis
Kevin Landis	President and Chairman of the Board of Trustees	December 29, 2005

Omar Billawala*
Omar Billawala	Treasurer	December 29, 2005

*By:	/s/ Kevin Landis
Kevin Landis, attorney-in-fact pursuant to powers of attorney